UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report: May 7, 2012


                            LATITUDE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                      000-54194              26-1284382
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  (State or other jurisdiction       (Commission File        (IRS Employer
       of incorporation)                  Number)        Identification Number)


            2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FL 33431
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               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
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PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On May 8, 2012, Latitude Solutions, Inc. ("the Company") made a press release announcing the working relationship with Oil Raiders Logistics, Inc. The text of the press release is attached hereto as Exhibit 99.1.

On May 14, 2012, the Company made a press release announcing its working relationship with Zenbu Water Solutions, LLC. The text of the press release is attached hereto as Exhibit 99.2.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.
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JOINT VENTURE

On May 7, 2012, the Company and Oil Raiders Logistics, Inc. ("Oil Raiders") agreed to enter into a joint venture, that includes the acquisition of a 192 acre site, the establishment of a water retention and remediation facility that allows for deployment of the Company's Electro Precipitation(TM) Integrated Water Systems (IWS) technology.

A joint venture agreement is in the process of being finalized, at this time.

IWS TECHNOLOGY USE

On May 14, 2012, the Company announced that Zenbu Water Solutions, LLC had selected its IWS technology as a proposed water remediation solution for Zenbu's clients.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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         (D) EXHIBITS.  The  following is a complete  list of exhibits  filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

         EXHIBIT NO.              DESCRIPTION
         -----------    ---------------------------------
            99.1        Press Release, dated May 8, 2012
            99.2        Press Release, dated May 14, 2012

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                LATITUDE SOLUTIONS, INC.



                                By: /s/ Matthew J. Cohen
                                -----------------------------------------
                                Matthew J. Cohen, Chief Financial Officer


                                Date:  May 15, 2012